UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2016

AmerisourceBergen Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other	Commission File Number	(I.R.S. Employer
Jurisdiction of		Identification
Incorporation or		Number)
Organization)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (   see   General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

As previously disclosed, on March 18, 2013, AmerisourceBergen Corporation (the “Company”) issued warrants to purchase an aggregate of 22,696,912 shares of the Company’s common stock (“Common Stock”) to affiliates of Walgreens Boots Alliance, Inc. (“WBA”) pursuant to the terms of Warrant No. 2A and Warrant No. 2B, which were filed as Exhibit 4.3 and Exhibit 4.4 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 20, 2013.

As initially issued, Warrant No. 2A and Warrant No. 2B were exercisable in whole or in part during a period of six months, beginning on March 18, 2017, at an exercise price of $52.50 per share of Common Stock. On August 25, 2016, the Company and Walgreens Boots Alliance Holdings LLC (“WBA Holdings”), the holder of the Warrants, amended Warrant No. 2A and Warrant No. 2B so that each warrant became exercisable in whole or in part during a period of six months, beginning on August 25, 2016, at an exercise price of $52.50 per share. All other terms of Warrant No. 2A and Warrant No. 2B remained the same.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to Warrant No. 2A and Amendment No. 1 to Warrant No. 2B, which are filed as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Warrant No. 2A and Warrant No. 2B, as amended by Amendment No. 1 to Warrant No. 2A and Amendment No. 1 to Warrant No. 2B, respectively, are referred to in this Current Report on Form 8-K as the “Amended Warrants.”

Item 3.02      Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The Amended Warrants, and the shares of Common Stock issuable upon exercise thereof, are subject to the terms of the Framework Agreement, dated as of March 18, 2013 (the “Framework Agreement”), between the Company, WBA (as successor in interest to Walgreen Co.) and Alliance Boots GmbH and the Shareholders Agreement, dated as of March 18, 2013 (the “Shareholders Agreement”), between the Company, WBA (as successor in interest to Walgreen Co.) and Alliance Boots GmbH.  The Framework Agreement and the Shareholders Agreement were filed as Exhibit 10.1 and Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 20, 2013.

On August 25, 2016, WBA Holdings exercised in full the Amended Warrants.  Upon exercise, WBA Holdings paid $1,191,587,880 to the Company, and the Company issued 22,696,912 shares of Common Stock to WBA Holdings.

The Company intends to use the proceeds from the exercise of the Amended Warrants: (i) to offset the dilution from the corresponding Common Stock issuance through previously announced methods, including the purchase of shares under issuer capped call option transactions and existing special share repurchase programs; (ii) to fund, in part, the repayment of the $600 million of 1.15% senior notes due May 2017 at the scheduled maturity; and (iii) for general corporate purposes. As previously disclosed, as a result of the Company's various warrant hedging activities, the Company does not expect any dilutive impact from the exercise of the Amended Warrants in fiscal 2016 or in fiscal 2017.

Based on the number of shares of Common Stock outstanding as of August 23, 2016, after giving effect to the issuance of shares of Common Stock upon exercise in full of the Amended Warrants, the Company would have had 237,891,501 shares of Common Stock outstanding on such date.

The issuance of Common Stock pursuant to the exercise of the Amended Warrants has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.  This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

AmerisourceBergen Corporation's Cautionary Note Regarding Forward-Looking Statements.

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “would,” “intend,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: competition; industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for our products and services; changes in pharmaceutical market growth rates; price inflation in branded and generic pharmaceuticals, and price deflation in generics; declining economic conditions in the United States and abroad; financial market volatility and disruption; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer; the loss, bankruptcy or insolvency of a major supplier; changes to the customer or supplier mix; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms; changes in any of the economic models used by any of our suppliers to set pricing and/or other terms for the purchase of pharmaceuticals; interest rate and foreign currency exchange rate fluctuations; the disruption of AmerisourceBergen’s cash flow and ability to return value to its stockholders in accordance with its past practices; risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. and AmerisourceBergen, including with respect to the pharmaceutical distribution agreement and/or the global sourcing arrangement;  risks associated with the potential impact on AmerisourceBergen’s earnings per share resulting from the issuance of the warrants to subsidiaries of Walgreens Boots Alliance, Inc. (the “Warrants”); AmerisourceBergen’s inability to fully implement its hedging strategy to mitigate the potentially dilutive effect of the issuance of its common stock in accordance with the Warrants under its special share repurchase program due to its financial performance, the current and future share price of its common stock, its expected cash flows, competing priorities for capital, and overall market conditions; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid; increasing governmental regulations regarding the pharmaceutical supply channel and pharmaceutical compounding; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; federal and state prosecution of alleged violations of related laws and regulations, and any related litigation, including shareholder derivative lawsuits or other disputes relating to our distribution of controlled substances; increased federal scrutiny and qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services and any related litigation; material adverse resolution of pending legal proceedings; declining reimbursement rates for pharmaceuticals; the acquisition of businesses that do not perform as expected, or that are difficult to integrate or control, including the integration of MWI and PharMEDium, or the inability to capture all of the anticipated synergies related thereto; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; changes in tax laws or legislative initiatives that could adversely affect AmerisourceBergen’s tax positions and/or AmerisourceBergen’s tax liabilities or adverse resolution of challenges to AmerisourceBergen’s tax positions; natural disasters or other unexpected events that affect AmerisourceBergen’s operations; the impairment of goodwill or other intangible assets, resulting in a charge to earnings; errors in the production, labeling or packaging of products compounded by our compounded sterile preparations (CSP) business; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting AmerisourceBergen’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Amendment No. 1 to Warrant No. 2A, dated August 25, 2016, between AmerisourceBergen Corporation and Walgreens Boots Alliance Holdings LLC.

4.2	Amendment No. 1 to Warrant No. 2B, dated August 25, 2016, between AmerisourceBergen Corporation and Walgreens Boots Alliance Holdings LLC.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: August 25, 2016	By:	/s/ Tim G. Guttman
	Name:	Tim G. Guttman
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Amendment No. 1 to Warrant No. 2A, dated August 25, 2016, between AmerisourceBergen Corporation and Walgreens Boots Alliance Holdings LLC.
4.2	Amendment No. 1 to Warrant No. 2B, dated August 25, 2016, between AmerisourceBergen Corporation and Walgreens Boots Alliance Holdings LLC.